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                                                                   Exhibit 10.49


                                LICENSE AGREEMENT

                        GIFT CENTERS AND KEY DEPARTMENTS

                       FINITE 195-015, 195-080 AND 195-086

         THIS LICENSE AGREEMENT (hereinafter referred to as "Agreement") is made and entered into as of the 16th day of March, 1995, by SEARS, ROEBUCK AND CO., a New York corporation ("Sears") and COLE GIFT CENTERS, INC., a Delaware corporation ("Licensee").

         Sears and Licensee hereby agree as follows:

LICENSE
-------

         1. Licensee is in the business described in this paragraph, and has expertise in that business and has a marketing plan for that business. Sears hereby grants Licensee the non-exclusive privilege of conducting and operating, and Licensee shall conduct and operate, pursuant to the terms, provisions and conditions contained in this Agreement, a licensed business for gift centers and/or key departments (hereinafter referred to as "Licensed Business"), at the Sears locations designated in Location Riders attached hereto and hereafter made a part of this Agreement ("Designated Sears Store(s)"). Sears will not during the Term, license any additional parties within the same Designated Sears Store(s) to sell key duplication, gift engraving or gift personalization services; however, nothing herein shall prohibit Sears from continuing any existing relationships with other licensees.

TERM
----

         2. The term ("Term") of this Agreement shall be for a two (2) year period beginning on January 1, 1995 and ending at the close of business on December 31, 1996 unless sooner terminated under any of the provisions of this Agreement.

REPRESENTATION TO LICENSEE
--------------------------

         3. Sears makes no promises or representations whatsoever as to the potential amount of business Licensee can expect at any time during operation of the Licensed Business. Licensee is solely responsible for any expenses it incurs related to this Agreement, including, but not limited to, any increase in the number of Licensee's employees or any expenditures for additional facilities or equipment.

AUTHORIZED SALES
----------------

         4. (a) Licensee shall use the Licensed Business area only for the purpose authorized in this Agreement, and will offer for sale only those services and merchandise expressly authorized by this Agreement as listed on Exhibit A attached hereto and hereafter made a part of this Agreement.



**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF
     THIS EXHIBIT, AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                  (b) Licensee shall maintain a stock of good quality
merchandise as necessary to assure efficient operation of the Licensed Business. Merchandise offered for sale by Licensee in the Licensed Business shall at all times be subject to Sears approval.

SEARS COMMISSION
----------------

         5. (a) Licensee shall during the first year of the Term pay to Sears a commission ("Sears Commission") which shall be a sum equal to **** percent (****%) of Net Sales. In addition to such commission, an annual incentive payment is due either party per the terms of Exhibit B attached hereto and hereafter made a part of this Agreement during the first year of the Term.

            (b) The Sears Commission during the second year of the Term shall be an amount calculated according to the terms of Exhibit C attached hereto and hereafter made a part of this Agreement. The Sears Commission due during the second year of the Term shall be deducted at the rate of **** percent (****%) of Net Sales. The Sears Commission paid shall be reviewed at the end of each Sears fiscal quarter to determine the actual amount due in accordance with Exhibit C. Any adjustments due either party shall be paid per the terms of Exhibit C.

            (c) If Sears reduces the amount of space for the Licensed Business in a Designated Sears Store(s) and Licensee is forced to discontinue the sale of greeting cards due to such reduction of space, then Licensee shall pay to Sears a commission which shall be a sum equal to **** percent (****%) of Net Sales of greeting card liquidation sales at such locations. Licensee shall provide Sears with a monthly accounting of such sales for the purpose of determining Sears Commission.

            (d) "Net Sales" means Gross Sales from operation of the Licensed Business, less sales taxes, returns and allowances.

            (e) "Gross Sales" means all of Licensee's direct or indirect sales of services and merchandise from the Licensed Business, including, but not limited to, sales arising out of referrals, contacts, or recommendations obtained through the operation of the Licensed Business.

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**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF
     THIS EXHIBIT, AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

USE OF SEARS NAME
-----------------

         6. (a) Licensee shall operate the Licensed Business under the name Sears Gift Center or Sears Key Shop. Licensee shall use the name of Sears only in connection with the operation of the Licensed Business and only in a manner described herein or upon prior written approval by Sears. Licensee shall not begin any business activity under this Agreement without Sears prior written approval of any and all names that Licensee intends to use in conjunction with the Licensed Business.

                  (b) Licensee shall only use the name of Sears, or any Sears trademark, service mark or trade name ("Sears Mark(s)"), when communicating with customers or potential customers of the Licensed Business. Licensee shall not use Sears Marks either orally or in writing when communicating with persons or entities other than customers or potential customers of the Licensed Business, including, but not limited to, use of any letterhead, checks, business cards, or contracts. All communications with persons or entities other than customers or potential customers of the Licensed Business shall be done solely in Licensee's own name.

                  (c) Licensee shall not question, contest or challenge, either during or after the Term of this Agreement, Sears ownership of the Sears Marks, or Sears ownership in any mailing lists, credit files or other factual information compiled by Sears and made available for use by Licensee ("Sears Information"). Licensee will claim no right, title or interest in any Sears Mark or Sears Information, except the right to use the same pursuant to the terms and conditions of this Agreement, and will not register or attempt to register any Sears Mark.

                  (d) Licensee recognizes and acknowledges that the use of any Sears Mark or Sears Information shall not confer upon Licensee any proprietary rights to any Sears Mark or Sears Information. Upon expiration or termination of this Agreement, Licensee shall immediately stop using all Sears Marks and Sears Information, and will execute all documents Sears request in order to confirm Sears ownership, or to transfer to Sears any rights Licensee may have acquired from Sears in any Sears Mark or Sears Information.

                  (e) Nothing in this Agreement shall be construed to bar Sears, after expiration or termination of this Agreement, from protecting its right to the exclusive ownership of Sears Information or Sears Marks against infringement or appropriation by any party or parties, including Licensee.

                  (f) Sears may register in its own name any and all of the trademarks, service marks or trade names used in operation of the Licensed Business, and Licensee's use of such names and marks shall inure to the benefit of Sears for such purposes as well as for all other purposes and such marks shall be included in the

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term "Sears Marks". Licensee shall cooperate in any such registration or application for registration by Sears.

                  (g) Licensee acknowledges that Sears Marks and Sears Information possess a special, unique and extraordinary character which makes it difficult to assess the monetary damage Sears would sustain in the event of unauthorized use. Irreparable injury would be caused to Sears by such unauthorized use, and Licensee agrees that in the event of breach of this Paragraph 6 by Licensee there would be no adequate remedy at law and preliminary or permanent injunctive relief would be appropriate.

                  (h) If Licensee learns of any manufacture or sale by any third party of products and/or services similar to those offered by Licensee that would be confusingly similar in the minds of the public to those sold by Licensee and which bear or are promoted in association with Sears Marks or any names, symbols, emblems, or designs or colors which would be confusingly similar in the minds of the public to Sears Marks, Licensee will promptly notify Sears. Sears may, at its sole expense, take such action as it determines, in its sole discretion, is appropriate. Licensee will cooperate and assist in such protest or legal action at Sears expense. If demanded by Sears, Licensee shall join in such protest or legal action at Sears expense. Licensee shall not undertake any protest or legal action on its own behalf without first securing Sears written permission to do so. If Sears permits Licensee to undertake such protest or legal action, such protest or legal action shall be at Licensee's sole expense. Sears shall cooperate and assist Licensee at Licensee's expense. For the purposes of this paragraph, expenses shall include reasonable attorneys' fees. All recovery in the form of legal damages or settlement shall belong to the party bearing the expense of such protest or legal action.

                  (i) Licensee shall not file suit using Sears name or undertake any legal proceeding against any customer without Sears prior written approval.

                  (j) The provisions of this Paragraph 6 shall survive the expiration or termination of this Agreement.

ADVERTISING
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         7. Licensee shall advertise and actively promote the Licensed Business.
Licensee shall at all times adhere to Sears Licensed Business Marketing Manual as provided to Licensee and updated from time to time ("Marketing Manual").
Prior to use in connection with the Licensed Business, Licensee shall submit to Sears Marketing Manager, Licensed Businesses, or his designee, (i) all signs and advertising copy (including, but not limited to, sales brochures, telemarketing scripts, newspaper advertisements, radio and television commercials), (ii) all sales promotional plans and devices, and (iii) all customer contract forms, guarantee certificates and other forms and materials.

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Licensee will not use any such advertising material or sales promotional plan or device without Sears prior written approval. Sears has the right, in its sole discretion, to disapprove or require modification of any or all such advertising forms and other materials.

PUBLICITY
---------

         8. Licensee will not issue any publicity or press release regarding its contractual relations with Sears or regarding the Licensed Business, and will refrain from making any reference to this Agreement or to Sears in any prospectus, annual report or other filing required by Federal or state law, or in the solicitation of business, without obtaining Sears prior written approval of such action. Licensee shall at all times adhere to Sears written policies regarding interaction with the media as contained in the Marketing Manual.

RELATIONSHIP
------------

         9. Licensee is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency or joint venture; and neither party shall become bound by any representation, act or omission of the other party.

PRICES
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         10. Sears has no right or power to establish or control the prices at which Licensee offers service and/or merchandise in the Licensed Business. Such right and power is retained by Licensee, however, Licensee will participate in Sears national store-wide sales and/or merchandise price off events. Licensee shall not charge customers for estimates or proposals.

ASSOCIATE DISCOUNT
------------------

         11. Sales made under this Agreement shall be offered for sale by Licensee to the employees of Sears at the same discount which Sears allows its own employees on purchases of similar merchandise. Licensee's employees who are exclusively employed to service the Licensed Business shall be entitled to receive the same discount on purchases made from Sears.

BONUS CLUB
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         12. Licensee shall accept Sears Card Bonus Club Bonus Certificates.
Sears shall reimburse Licensee for such bonus certificates provided Licensee has followed prescribed procedures.

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LICENSEE'S OBLIGATIONS
----------------------

         13. (a) Licensee will not make purchases or incur any obligation or expense of any kind in the name of Sears. Prior to any purchases involving the Licensed Business, Licensee shall inform its vendors that Sears is not responsible for any obligations incurred by Licensee.

                  (b) Licensee shall promptly pay all its obligations, including those for labor and material, and will not allow any liens to attach to any Sears or customer's property as a result of Licensee's failure to pay such sums.

LICENSEE'S EMPLOYEES
--------------------

         14. (a) Licensee shall employ all management and other personnel necessary for the efficient operation of the Licensed Business. The Licensed Business shall be operated solely by Licensee's employees, and not by independent contractors, sub-contractors, sub-licensees or by any other such arrangement.

                  (b) Licensee has no authority to employ persons on behalf of Sears and no employees of Licensee shall be deemed to be employees or agents of Sears. Licensee has sole and exclusive control over its labor and employee relations policies, and its policies relating to wages, hours, working conditions, or conditions of its employees. Licensee has the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances and discharge its employees, provided, however, that Sears may request at any time that Licensee transfer from the Licensed Business any employee who is objectionable to Sears because of risk of harm to the health, safety and/or security of Sears customers, employees or merchandise and/or whose manner impairs Sears customer relations. If Sears objects to any of Licensee's employees, and Licensee determines not to remove such employee and the conditions which caused Sears to object continue, Sears may terminate any affected location by giving thirty (30) days notice to Licensee, provided however if Licensee removes such employee within said thirty (30) day period such notice of termination shall be vitiated.

                  (c) Licensee shall pay in a timely manner and is solely responsible for so paying, for all salaries and other compensation of its employees and will make all necessary salary deductions and withholdings from its employees' salaries and other compensation. Licensee is solely responsible for so paying any and all contributions, taxes and assessments and all other requirements of the Federal Social Security, Federal and state unemployment compensation and Federal, state and local withholding of income tax laws on all salary and other compensation of its employees.

                  (d) Licensee will comply with any other contract and all Federal, state and local laws, ordinances, rules and

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regulations regarding its employees, including, but not limited to, Federal or state laws or regulations regarding minimum compensation, overtime and equal opportunities for employment. Without limiting the foregoing, Licensee will comply with the terms of the Federal Civil Rights Acts, Age Discrimination in Employment Act, Occupational Safety and Health Act, the Federal Fair Labor Standards Act, and the Americans with Disabilities Act, whether or not Licensee may otherwise be exempt from such acts because of its size or the nature of its business or for any other reason whatsoever.

LICENSED BUSINESS AREA
----------------------

         15. (a) The defined area of space provided by Sears for the operation of the Licensed Business ("Block Plan") will be submitted for each Designated Sears Store by Sears to Licensee. Licensee shall be solely responsible for providing final plans for the Licensed Business area subject to Sears written approval. All costs and expenses related to such plans, including, but not limited to, blueprints, etc., shall be borne by Licensee. The expense of preparing the initial space assigned to any Licensed Business location shall be divided between the parties as described on Exhibit D attached hereto and hereafter made a part of this Agreement. Licensee shall be primarily responsible for any preparations necessary for the operation of the Licensed Business. Any improvements and installations made by Sears shall be made to Sears specifications for its own departments selling comparable merchandise. All improvements or installations which vary from Sears specifications shall be at Licensee's sole expense.

                  (b) All leasehold improvements to the Licensed Business area shall become the property of Sears at the expiration or termination of this Agreement. At the expiration or termination of this Agreement, or if Licensee vacates or abandons the Licensed Business, Licensee shall convey to Sears, without charge, good title to such improvements free from any and all liens, charges, encumbrances and rights of third parties, by means of a Quit Claim Deed and any other documents required by Sears.

                  (c) If the Licensed Business is not fully operational within thirty (30) days after Sears has made the Licensed Business area ready for Licensee as a result of delay by Licensee, Sears may, at Sears sole option, terminate this Agreement with respect to such location and have no further obligation to Licensee; provided, however, that if the Licensed Business is not fully operational due to a delay beyond the reasonable control of Licensee, Licensee shall so inform Sears of such circumstances and an extension of time shall be negotiated between the parties, not to exceed an additional sixty (60) days. If Sears terminates this Agreement pursuant to this Paragraph 15(c), Licensee shall reimburse Sears, within ten (10) days after receipt of an invoice, for Sears cost of constructing the

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Licensed Business area and of putting such space back to its condition immediately prior to the commencement of such construction.

                  (d) Licensee agrees to operate the Licensed Business location(s) during the hours set forth in Paragraph 21. If Licensee fails to operate the location(s) during such hours for the first twelve (12) months after the Licensed Business commences operations, Sears may, at Sears sole option, terminate this Agreement with respect to such location, and Licensee shall reimburse Sears for Sears expense to construct the Licensed Business area at the rate of one twelfth (1/12) of such expense for each month or part of month the location(s) is not operated during such hours during the first twelve (12) months plus the cost of putting such space back to its condition immediately prior to being used for the Licensed Business. Licensee shall reimburse Sears within ten (10) days after receipt of an invoice for such costs and Sears shall have the right to retain the amount of such costs from the sales receipts held by Sears as described in Paragraph 28.

                  (e) Entirely at its own expense, Licensee shall install furniture, fixtures and equipment as necessary for the efficient operation of the Licensed Business ("Licensee's Equipment"). Licensee's Equipment, and its size, design and location, shall at all times be subject to Sears approval.

CONDITION OF LICENSED BUSINESS AREA
-----------------------------------

         16. (a) Licensee shall, at its expense, keep the Licensed Business area in a thoroughly clean and neat condition and shall maintain Licensee's Equipment in good order and repair. Sears shall provide routine janitorial service in the Licensed Business area, consistent with the janitorial services regularly performed in the Designated Sears Store.

                  (b) Licensee shall maintain merchandise presentation standards consistent with Sears own standards. Licensee shall remodel the Licensed Business area per the terms of Exhibit D and the expense of such remodel shall be divided between the parties as described on Exhibit D.

CHANGES OF LOCATION
-------------------

         17. Sears shall have the right, in its sole discretion, to change the location, dimensions and amount of area of the Licensed Business from time to time during the Term of this Agreement in accordance with Sears judgment as to what arrangements will be most satisfactory for the general good of the Designated Sears Store(s). In the event Sears decides to change the location of the Licensed Business, Sears will at its expense move Licensee's Equipment to the new location and the expense for preparing the new space for occupancy by Licensee shall be allocated between the parties as described on Exhibit D.

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If a change in location is requested or initiated by Licensee, then Licensee shall bear all expense involved in moving Licensee's Equipment and the expense for preparing the new space for occupancy by Licensee shall be allocated between the parties as described on Exhibit D.

UTILITIES
---------

         18. Sears shall furnish, at reasonable hours, and except as otherwise provided, without expense to Licensee, light and electric power for the operation of the Licensed Business, except when prevented by strikes, accidents, breakdowns, improvements and repairs to the heating, lighting and electric power systems or other causes beyond the control of Sears. Sears shall not be liable for any injury or damage whatsoever which may arise by reason of Sears failure to furnish such heat, light and electric power, regardless of the cause of such failure. All claims for such injury or damage are expressly waived by Licensee.

TELEPHONE
---------

         19. (a) If requested by Licensee, Sears will arrange for telephone service for the Licensed Business for local telephone service, and Licensee shall pay the entire cost of the installation of the telephone equipment necessary to provide such service. Licensee shall also pay the entire cost of the telephone service furnished to the Licensed Business, including for stores with a switchboard, a proportional share of the switchboard expense. Such charges shall be consistent with Sears charges to its own merchandising departments for similar service. Stores without switchboards shall be based solely on the cost to Sears of telephone service. Licensee shall arrange with the appropriate telephone company for direct billing to Licensee of all long distance calls.

                  (b) All telephone numbers used in connection with the Licensed Business shall be separate from phone numbers used by Licensee in its other business operations and such numbers shall be deemed to be the property of Sears. Upon expiration or termination of this Agreement, Licensee shall immediately cease to use such numbers and shall transfer such numbers to Sears or to any party Sears designates, and Licensee shall immediately notify the telephone company of any such transfer.

                  (c) All white and yellow page telephone listings for the Licensed Business shall be approved by Sears prior to placement; provided, however, approval is not required for listings consisting only of Licensee's name and address. Sears may, at its sole option, require that any telephone number listed in any telephone directory using Sears name be billed through a Sears store or office.

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STANDARDS
---------

         20. (a) Licensee shall provide Sears with copies of its written procedures and policies establishing minimum standards of quality and/or performance. Licensee shall immediately advise Sears of any changes in its standards. Without limiting Paragraph 24, Licensee shall observe no less than such minimum standards of quality and/or performance. Sears may visit Licensee's offices, work sites and/or other place of business at any reasonable time for the purpose of verifying Licensee's compliance with its standards of quality and/or performance.

                  (b) Licensee shall conduct its operations in an honest, courteous and efficient manner and shall present a neat, business like appearance, including adherence by Licensees' employees to a reasonable dress code. Licensee shall abide by reasonable safety and security rules and regulations of Sears in effect from time to time.

                  (c) Licensee shall also conduct its operations in an honest and ethical manner at all times. In dealing with Sears associates and Sears customers, Licensee shall adhere to ethical standards no less than those described in the "A Guide To Business Conduct For Sears Licensed Business Associates" as provided to Licensee and updated from time to time.

HOURS
-----

         21. The Licensed Business shall be kept open for business and operated during the same business hours that the Designated Sears Store is open for business, except to the extent prevented by circumstances beyond the control of Sears or Licensee.

ACCESS TO LICENSED BUSINESS AREA
--------------------------------

         22. Licensee shall have access to the Licensed Business area at all times that the Designated Sears Store is open to customers for business and at all other times as the appropriate Store General Manager approves. Sears shall be furnished with keys to the Licensed Business area and shall have access to the Licensed Business area at all times.

PHYSICAL INVENTORY
------------------

         23. Sears may, solely at Sears discretion, not open any Designated Sears Store at any time to take a physical inventory of Sears property. Licensee waives any claim it may have against Sears for damages resulting from such closing.

CUSTOMER ADJUSTMENT
-------------------

         24. (a) All of the work and services performed by Licensee in connection with the Licensed Business shall be of a high standard of workmanship, and all of the merchandise sold in the

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Licensed Business shall be of high quality. Licensee shall at all times maintain a general policy of "Satisfaction Guaranteed" to customers and shall adjust all complaints of and controversies with customers arising out of the operation of the Licensed Business. In any case in which an adjustment is unsatisfactory to the customer, Sears shall have the right, at Licensee's expense, to make such further adjustment as Sears deems necessary under the circumstances, and any adjustment made by Sears shall be conclusive and binding upon Licensee. Sears may deduct the amounts of any such adjustments from the sales receipts held by Sears as described in Paragraph 28.

                  (b) Licensee shall maintain files pertaining to customer complaints and their adjustment and make such files available to Sears.

CASH REGISTER
-------------

         25. (a) At its expense, Sears shall furnish a cash register for use in the Licensed Business. Such cash register shall be of a size and design satisfactory to Sears, and shall at all times be and remain the property of Sears. Such cash register shall be comparable to those used by Sears in its own merchandise departments, and shall have the capability of processing SearsCharge and any other credit cards Sears may accept from time to time. Licensee shall immediately return such cash register to Sears upon demand. Sears shall have the right to take possession of the cash register at any time without giving prior notice to Licensee.

                  (b) Licensee agrees to accept and process SearsCharge payments from customers at the cash register. Licensee, when not servicing another customer (including production work on pending customer orders), also agrees to ring Sears merchandise transactions when requested by a customer; provided, however, that if the number of Sears customer transactions is exceeding five percent (5%) of any Licensed Business location's total transactions, then Sears field management and Licensee's field management shall work together to review and adjust, if appropriate, the requirements of this Paragraph 25 (b) as it applies to the Licensed Business location in question.

CHECKS
------

         26. (a) All checks or money orders which Licensee accepts from customers shall be made payable to Sears or Sears, Roebuck and Co.. Licensee shall make certain that all checks are filled out correctly, having the customer's signature, date, and the correct amount (in both locations), and be verified in accordance with Sears policies in effect from time to time. Checks which are deficient in any of the above areas may be charged back to Licensee, and Licensee shall reimburse Sears for any of Sears Commission lost as a result of Licensee's failure to obtain a properly filled out and verified check.

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                  (b) Sears shall not be entitled to Sears Commission for those checks that have all of the above information but which are not paid upon presentment. Any and all losses which may be sustained by reason of nonpayment of any checks upon presentment shall be borne by Licensee, and Sears shall have no liability with respect to such checks, provided that Sears will make whatever effort it deems reasonable to collect all such checks prior to charging back such checks to Licensee.

CREDIT SALES
------------

         27. (a) With the approval of the Credit Central designated by Sears, sales may be made by Licensee on such of Sears regularly established credit plans as may be first approved by such Credit Central. The approval of such Credit Central is required for each individual credit sale, and approval shall be granted in the sole discretion of the Credit Central. No part of the finance charge which may be earned by Sears in connection with any credit sale shall be payable to or credited in any way to Licensee. All losses sustained by Sears as a result of non-payment of a Sears credit account shall be borne by Sears, provided that Licensee has complied with Sears credit policies and procedures. Except for non-payment of a Sears credit account, Sears shall have no liability whatsoever to Licensee for Sears failure to properly accept or reject a customer's charge.

                  (b) Licensee agrees to accept those third party credit cards which Sears approves from time to time. Sears will notify Licensee of all approved third party credit cards.

                  (c) Licensee will comply with all provisions of Federal and state laws governing credit sales, and their solicitation, including but not limited to provisions dealing with disclosures to customers and finance charges. Licensee shall not modify, in any way, the terms and conditions of Sears credit plans.

SALES RECEIPTS
--------------

         28. At the close of each business day, Licensee shall submit an accounting of the Gross Sales and the returns, allowances and customer adjustments made during such day by Licensee to the head cashier of the Sears unit designated by Sears, together with the gross amount, in cash, of all cash sales, and all credit sales documents for transactions completed that day. An account shall be kept by both Licensee and Sears. Sears may retain out of such receipts the proper amount of the Sears Commission payable under this Agreement together with any other sums due Sears from Licensee. The remaining balance shall be payable to Licensee at the regular settlement set forth in Paragraph 29.

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SETTLEMENT
----------

         29. (a) A settlement between the parties shall be made at the end of each Sears fiscal month for all cash and credit transactions of Licensee during such period, in accordance with Sears customary accounting procedures. Advances against the settlement shall be made in accordance with Sears customary accounting procedures. Such advances shall be deducted and reconciled in the next regular settlement. Such settlement will be done through the Sears Accounting Center designated by Sears.

                  (b) Licensee shall reimburse Sears at each settlement for all invoiced expenses, including any advertising expense, incurred by Sears at Licensee's request, outstanding at the time of such settlement. If Sears is not reimbursed at such settlement, then Sears shall have the right, but not the obligation, to retain out of Licensee's sales receipts the amount of such expenses with interest, if any, due Sears.

AUDIT
-----

         30. Licensee shall keep and maintain books and records which accurately reflect the sales made by Licensee under this Agreement and the expenses which Licensee incurs in performing under this Agreement. Sears shall have the right at any reasonable time to review and audit the books and records of Licensee regarding this Agreement. Such books and records shall be kept and maintained according to generally accepted accounting principles.

REPORTS
-------

         31. (a) If requested by Sears, Licensee shall provide to Sears reports of sales and income in the manner and form prescribed by Sears, together with any other information Sears may require for its records or auditing purposes.

                  (b) Licensee shall submit the Annual Report on Form 10-K of Cole National Corp., its parent corporation, to Sears within ninety (90) days after the close of Licensee's fiscal year.

LIENS
-----

         32. Licensee shall not allow any liens, claims or encumbrances to attach to Sears premises. In the event any lien, claim or encumbrance attaches to any of Sears premises, Licensee shall immediately take all necessary action to cause such lien, claim or encumbrance to be released, or Sears, at its option, may take such action and charge Licensee or withhold from sales receipts all expenses, including attorneys' fees, incurred by Sears in removing such liens.

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MUTUAL WAIVER
-------------

         33. Licensee and Sears waive any and all claims that either may have against the other, their respective agents, officers, and employees for any loss or damage that may occur to any property whatsoever of the other in or about the Licensed Business area or the Designated Sears Store, because of the actual or alleged negligence, act or omission of any owner, tenant, licensee or occupant of the premises at which the Licensed Business may be located; or because of any damage caused by any casualty from any cause whatsoever, including, but not limited to, fire, water, snow, steam, gas or odors in or from such store or store premises, or because of the leaking of any plumbing, or because of any accident or event which may occur in such store or upon store premises; or because of the actual or alleged acts or omissions of any janitors or other persons in or about such store or store premises or from any other such cause whatsoever.

                  In addition, all property insurance policies of the type described in Paragraph 35 (a) (4) carried by either party covering the Licensed Business area or the Designated Sears Store, including, but not limited to, contents and fire insurance, shall expressly waive any right on the part of the insurer against the other party for damage to or destruction of the Licensed Business area, the Designated Sears Store, or other property resulting from the acts, omissions or negligence of the other party.

INDEMNITY BY LICENSEE
---------------------

         34. Licensee covenants that it will protect, defend, hold harmless and indemnify Sears, its directors, officers, employees and/or agents, from and against any and all expenses, claims, actions, liabilities, penalties, attorneys' fees, damages and losses of any kind whatever (including, without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of the Licensed Business (including, without limitation of the foregoing, goods sold, work done, services rendered, or products utilized in the Licensed Business, lack of repair in or about the area occupied by the Licensed Business, operation of or defects in any machinery, motor vehicles, or equipment used in connection with the Licensed Business, or located in or about the Licensed Business area; or arising out of any actual or alleged infringement of any patent or claim of patent, copyright or non-Sears trademark, service mark, or trade name); or from the omission or commission of any act, lawful or unlawful by Licensee or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees. This indemnity shall not apply to the extent any injury or damage is caused by Sears negligence. Licensee's indemnity shall survive the expiration or termination of this Agreement.

INSURANCE
---------

         35. (a) Licensee shall, at its sole expense, obtain and maintain during the Term of this Agreement the following policies of insurance from companies having a rating of at least A-VII or better in the current BEST'S INSURANCE REPORTS published by A.M. Best Company and adequate to fully protect Sears as well as Licensee from and against all expenses, claims, actions, liabilities and losses related to the subjects covered by the policies of insurance below:

                           (1) Worker's Compensation insurance covering all
costs, benefits and liabilities under Workers Compensation and similar laws which may accrue in favor of any person employed by Licensee for all states in which Licensee operates, and Employer's Liability insurance with limits of liability of at least $100,000 per accident or disease and $500,000 aggregate by disease. Such insurance shall contain a waiver of subrogation in favor of Sears. Limits of liability requirements for Employer's Liability may be satisfied by a combination of Employer's Liability and Umbrella Excess Liability policies.

                           (2) Commercial General Liability insurance, including
but not limited to, premises/operations liability, contractual liability, personal and advertising injury liability, and products and completed operations liability, with limits of at least $500,000 for bodily injury and property damage combined. Sears shall be named as an additional insured. Limits of liability requirements may be satisfied by a combination of Commercial General Liability and Umbrella Excess Liability policies.

                           (3) Automobile Liability insurance, for owned,
non-owned and hired automobiles used in connection with the Licensed Business, with limits of at least $500,000 for bodily injury and property damage combined. If no vehicles are owned or leased by Licensee, The Commercial General Liability insurance shall be extended to provide insurance for non-owned and hired automobiles. Limits of liability requirements may be satisfied by a combination of Automobile Liability and Umbrella Excess Liability policies.

                           (4) "All Risk" Property insurance upon all buildings,
building improvements and supplies on the premises, including those perils generally covered on a "Cause of Loss - Special Form", including fire, extended coverage, windstorm, vandalism, malicious mischief, sprinkler leakage, water damage, accidental collapse, flood, and earthquake, in an amount equal to at least 90% of the full replacement cost, with a coverage extension for increased cost of construction, including a waiver of subrogation in favor of Sears.

                           (5) Bailee's insurance for customer property in the
care, custody or control of Licensee, in an amount equal to the maximum value, at any one time, of such property.

                  (b) Licensee's policies of insurance shall expressly provide that they shall not be subject to material change or cancellation without at least thirty (30) days' prior written notice to Sears.

                  (c) Licensee shall furnish Sears with certificates of insurance or, at Sears request, Sears may review, at Licensee's home office, copies of policies, prior to execution of this Agreement and each policy renewal during the Term of this Agreement. If Licensee does not provide Sears with such certificates of insurance or, if such policies do not afford the coverage provided for herein, Sears will so advise Licensee, and if Licensee does not furnish evidence of acceptable coverage within fifteen (15) days, Sears shall have the right to immediately terminate this Agreement upon written notice to Licensee.

                  (d) If Licensee's policies of insurance expire or are canceled during the Term of this Agreement or are materially modified, Licensee shall promptly notify Sears of such expiration, cancellation or material modification. If such policies of insurance are materially modified such that, in Sears opinion, such policies do not afford adequate protection to Sears, Sears will so advise Licensee. If Licensee does not furnish evidence of acceptable replacement coverage within fifteen (15) days after the expiration or cancellation of coverage or the notification from Sears that modified policies are not sufficient, Sears shall have the right, at its option, to immediately terminate this Agreement upon written notice to Licensee.

                  (e) Any approval by Sears of any of Licensee's insurance policies or shall not relieve Licensee of any responsibility under this Agreement, including liability for claims in excess of described limits.

                  (f) Licensee retains the right to self-insure certain types of insurance coverage required by Paragraph 35 (a) (4) and (5) of this Agreement and subject to approval of Sears, the insurance coverage required by (1) through
(3) of Paragraph 35 (a).

MUTUAL RIGHT OF TERMINATION
---------------------------

         36. Either party may terminate this Agreement, or any location, without cause, without penalty, and without liability for any damages as a result of such termination, at any time hereafter by giving the other party at least sixty
(60) days' prior written notice. The notice shall specify the termination date.

SUB-LICENSE OR ASSIGNMENT BY LICENSEE
-------------------------------------

         37. Notwithstanding any other provision contained in this Agreement, this Agreement is not transferable by Licensee in whole or in part without Sears prior written consent and Licensee shall not sub-license the license granted herein to any person or entity. Any transfer or attempt to transfer by Licensee whether expressly or by operation of law, and without Sears prior written consent, shall, at the option of Sears, without notice, immediately terminate this Agreement. The sale of Licensee's business or any other transaction (including sales of stock) which shifts the rights or liabilities of Licensee to another controlling interest shall be such a transfer.

RIGHT TO TERMINATION ON DEFAULT BY LICENSEE
-------------------------------------------

         38. If a petition is filed either by or against Licensee in any bankruptcy or insolvency proceeding, or if any property of Licensee passes into the hands of any receiver, assignee, officer of the law or creditor, or if Licensee vacates, abandons, or ceases to operate under this Agreement, or fails to secure and maintain appropriate insurance coverage as set forth in Paragraph 35, or if Licensee fails to comply with any material provision or condition of this Agreement, then Sears may give notice of its intention to terminate this Agreement, and this Agreement will automatically terminate, without penalty and without liability for any damages as a result of such termination, if Licensee fails to cure the default(s) causing such right to terminate within five (5) business days of such notice of termination.

RIGHT TO TERMINATION ON CLOSING OF STORE
----------------------------------------

         39. Sears may, solely at Sears discretion, terminate this Agreement with respect to any affected Licensed Business location without notice, due to the closing of the Designated Sears Store. Licensee shall not be entitled to any notice of such store closing prior to a public announcement of such closing. Licensee waives any claim it may have against Sears for damages, if any, incurred as a result of such closing.

RIGHT OF TERMINATION AFTER FIRE
-------------------------------

         40. If any Designated Sears Store is damaged by fire or any other casualty so that the Licensed Business area becomes untenantable, this Agreement may be terminated with respect to such Licensed Business location, without penalty and without liability for any damages as a result of such termination, effective as of the date of such casualty, by either party giving the other party written notice of such termination within twenty (20) days after the occurrence of such casualty. If such notice is not given, then this Agreement shall not terminate, but shall remain in full force and effect and the parties shall cooperate with each other so that Licensee may resume the conduct of business as soon as possible.

SUBJECT TO STORE LEASES
-----------------------

         41. If any Designated Sears Store is leased to Sears or is the subject of an easement agreement, this Agreement shall be subject to all of the terms, agreements and conditions contained in such lease or easement agreement. In the event of the termination of any such lease by expiration of time or otherwise, this Agreement shall immediately terminate with respect to affected Licensed Business locations.

FUTURE OBLIGATIONS
------------------

         42. After the termination of this Agreement by expiration of time or otherwise, Licensee shall have no right or interest in future contracts with Sears relating to any operation similar to that under this Agreement, and Sears may, without incurring any liability to Licensee:

                           (1) enter into an agreement for the operation of a
similar business with any person or organization Sears chooses, including, but not limited to, Licensee or any of Licensee's counterparts,

                           (2) directly operate a similar business itself, or

                           (3) terminate the operation of the business.

GOODWILL
--------

         43. Licensee acknowledges that the commission rate established by this Agreement takes into consideration that all good will generated by the operation of the Licensed Business inures completely to the benefit of Sears and that Licensee has no right or interest in such good will. "Good Will" includes all ownership rights in any information regarding the customers of the Licensed Business.

CUSTOMER INFORMATION
--------------------

         44. The Sears Information and any customer list developed by Licensee, its employees or agents from the operation of, or from records generated as a result of the operation of the Licensed Business (collectively, the "Customer Information"), are deemed exclusively owned by Sears. Licensee shall not use, permit use, disclose or permit disclosure of such Customer Information for any purpose except the performance of this Agreement. Licensee shall at all times maintain any such Customer Information, including lists, physically separate and distinct from any customer information Licensee may maintain that is unrelated to the Licensed Business. Licensee shall not reproduce, release or in any way make available or furnish, either directly or indirectly, to any person, firm, corporation, association or organization at any time, any such Customer

Information which will or may be used to solicit sales or business from such customers, including but not limited to the type of sales or business covered by this License Agreement. Upon expiration or termination of this Agreement for any reason, Licensee shall immediately deliver all copies of lists of customers and copies of all other such Customer Information to Sears; and Licensee, its officers, employees, successors and assigns, shall not use any such Customer Information to solicit any of such customers. Licensee shall protect all such Customer Information from destruction, loss or theft during the term of this Agreement, and until all copies of customer lists and copies of all other Customer Information are turned over to Sears. Licensee acknowledges that there is no adequate remedy at law for violation by Licensee of this Paragraph 44 and, in the event of breach of this Paragraph 44, preliminary or permanent injunctive relief would be appropriate.

SEARS OPTION TO PURCHASE LICENSEE'S EQUIPMENT
---------------------------------------------

         45. In the event of the termination of this Agreement by expiration of time or otherwise, Sears shall have the right, but not the obligation, to purchase from Licensee, and Licensee shall convey and sell to Sears, such items of Licensee's Equipment as Sears may designate in a written notice given to Licensee at least twenty (20) days prior to the effective date of such termination. Sears shall pay Licensee the fair market value of such items as of the effective date of such termination. In the event that Licensee and Sears are unable to agree upon such fair market value, at Sears option, such value shall be ascertained by an independent appraiser mutually acceptable to Licensee and Sears. Any fee of such appraiser shall be borne equally by Licensee and Sears. At any time, Sears may waive its right to purchase and have no obligation to Licensee.

ACTIONS UPON TERMINATION OR EXPIRATION
--------------------------------------

         46. Upon the termination of this Agreement by expiration of time or otherwise, Licensee shall, at its expense, immediately remove all of Licensee's Equipment (except such of Licensee's Equipment as may be purchased by Sears as provided in Paragraph 45) from Sears premises and shall, without delay and at Licensee's expense, repair any damage to Sears premises caused by such removal.

SURVIVAL OF OBLIGATIONS
-----------------------

         47. No termination of this Agreement, by expiration of time or otherwise, shall relieve the parties of liability for obligations arising out of the operation of the Licensed Business before termination.

LICENSES, LAWS, ORDINANCES
--------------------------

         48. Licensee shall, at its expense, obtain all permits and licenses which may be required under any applicable Federal, state, or local law, ordinance, rule or regulation by virtue of any act performed in connection with the operation of the Licensed Business. Licensee shall comply fully with all applicable Federal, state and local laws, ordinances, rules and regulations, including, but not limited to, all rules and regulations of the Federal Trade Commission.

FEES, TAXES
-----------

         49. Licensee shall, at its expense, pay and discharge all license fees, business, use, sales, gross receipts, income, property or other applicable taxes or assessments which may be charged or levied by reason of any act performed in connection with the operation of the Licensed Business, excluding, however, all taxes and assessments applicable to Sears income from Sears Commission or applicable to Sears property.

REMEDIES CUMULATIVE
-------------------

         50. The remedies provided in this Agreement are cumulative, and shall not affect in any manner any other remedies that either party may have for any default or breach by the other party. The exercise of any right or remedy shall not constitute a waiver of any other right or remedy under this Agreement or provided by law or equity. No waiver of any such right or remedy shall be implied from failure to enforce any such right or remedy other than that to which the waiver is applicable, and only for that occurrence.

ASSIGNS
-------

         51. The provisions of this Agreement shall be binding upon Licensee and upon Licensee's successors and assigns and shall be binding upon and inure to the benefit of Sears, its successors and assigns.

ASSIGNMENT BY SEARS
-------------------

         52. Sears may assign this Agreement to any successor or affiliate of Sears or any assignee which may result from any merger, consolidation or reorganization, or to another company which acquires all or substantially all of the business or assets of Sears, without the consent of Licensee.

CONFIDENTIALITY
---------------

         53. (a) Information furnished by Sears to Licensee or which becomes known to Licensee through Licensees operation of the Licensed Business or Licensees relationship with Sears is confidential and proprietary to Sears (collectively, the

"Confidential Information"). All such Confidential Information shall be held in utmost confidence by Licensee. All Confidential Information, including, but not limited to, information regarding Sears stores, and any other information not specifically designated by Sears for release to the public that may come into the possession of Licensee during the Term of this Agreement shall be delivered to Sears upon request by Sears to Licensee without making or retaining copies or portions of the Confidential Information.

                  (b) The terms and content of this Agreement, including but not limited to, exhibits attached hereto, and any other agreements entered into pursuant to this Agreement shall at all times remain confidential between Sears and Licensee and shall not be revealed to any third party without the prior written consent of the other party except as required under law or regulation or is permitted by this Agreement.

                  (c) The provisions of this Paragraph 53 shall survive the expiration or termination of this Agreement.

NOTICES
-------

         54. All notices provided for or which may be given in connection with this Agreement shall be in writing and given by personal delivery or certified or registered mail with postage prepaid and return receipt requested or its equivalent, such as private express courier. Notices given by Licensee to Sears shall be addressed to:

                           SEARS, ROEBUCK AND CO.
                           Attention:     Vice President and General Manager,
                                          Licensed Businesses,
                                          Department 725 E3-359B
                           3333 Beverly Road
                           Hoffman Estates, Illinois  60179

Notices given by Sears to Licensee shall be addressed to:

                           COLE GIFT CENTERS, INC.
                           Attention:  President
                           5340 Avion Park Drive
                           Highland Heights, Ohio  44143
                           (216) 473-2000

Notices if so sent by mail shall be deemed to have been given when deposited in the mail or with the private courier.

SEVERABILITY
------------

         55. If any provision in this Agreement is held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this

Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included.

GOVERNING LAWS
--------------

         56. This Agreement shall be interpreted and governed by the internal substantive laws of the State of Illinois.

ENTIRE AGREEMENT
----------------

         57. This Agreement sets forth the entire agreement and understanding between the parties with respect to the Licensed Business. This Agreement shall not be supplemented, modified or amended except by a written instrument signed by duly authorized representatives of Licensee and Sears, and no person has or shall have the authority to supplement, modify or amend this Agreement in any other manner.

PARAGRAPH TITLES
----------------

         58. The paragraph titles in this Agreement are for the mere convenience of the parties, and shall not be considered in any construction or interpretation of this Agreement.

AGREEMENT SUPERSEDED
--------------------

         59. This Agreement supersedes the License Agreements made and entered into as of January 15, 1989 and January 1, 1990, by and between Sears and COLE KEY CORPORATION ("Superseded Agreements").

                  Such Superseded Agreements shall be deemed terminated as of the close of business on December 31, 1994, provided however, that Licensee shall be responsible for any and all obligations of the Licensee under the Superseded Agreements arising out of the operation of the Licensed Business prior to the termination of the Superseded Agreements.

         IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed on their behalf by duly authorized officers or representatives.

                                   SEARS, ROEBUCK AND CO.

                                   By: /s/ Kenneth Hux
                                      ------------------------------------------
                                            Vice President and General Manager,
                                            Licensed Businesses



                                   COLE GIFT CENTERS, INC.

                                   By: /s/ Suzanne Sutter
                                      ------------------------------------------
                                            President

                                   EXHIBIT A
                                   ---------


                     AUTHORIZED MERCHANDISE AND/OR SERVICES


The following items, merchandise lines and/or services are authorized for sale by Licensee in the Licensed Business.

 1.

                                   EXHIBIT B
                                   ---------


                         1995 ANNUAL INCENTIVE SCHEDULE



Total Annual Net Sales (000)       Annual Incentive (000)
----------------------------       ----------------------
            ****                        ****

            ****                        ****

            ****                        ****

            ****                        ****

            ****                        ****

            ****                        ****

            ****                        ****

            ****                        ****

            ****                        ****

            ****                        ****



Incentive amounts for annual Net Sales less than **** are due to Sears by Licensee. Incentive amounts for annual Net Sales more than **** are due to Licensee by Sears. Incentive payments for annual sales between plateaus will be calculated by interpolating the difference between the corresponding incentive amounts. If annual Net Sales exceed ****, the incentive amount will be **** percent ****%) of Sears Commission in excess of ****. Incentive amounts due either party are payable by January 31, 1996.




**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF
     THIS EXHIBIT, AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT C
                                   ---------


                              COMMISSION SCHEDULE


The following Commission Rates shall be applicable to the portion of Net Sales within the described Sales Range:


            Sales Range                     Commission Rate
            -----------                     ---------------

               ****                               ****%

               ****                               ****%

               ****                               ****%

               ****                               ****%

               ****                               ****%

               ****                               ****%



Commission rates shall be calculated per department. Sears Commissions shall be deducted at the rate of **** percent ****%) of Net Sales and will be adjusted at the end of each Sears fiscal quarter per the above schedule. Sears Commission adjustments due either party will be made on the next regularly scheduled settlement.




**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF
     THIS EXHIBIT, AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT D
                                   ---------



NEW DEPARTMENT
--------------

        Sears will be responsible for the following in the construction of a new department:

        1.        Perimeter walls, painted standard Sears colors.

        2.        Ceiling containing standard Sears fluorescent lighting.

        3.        Standard electrical outlets within the department.

        4.        Floor covered with Sears standard carpet/tile.

        Licensee will be responsible for all furniture, fixtures, equipment, displays, cabinets, counters, plumbing (if requested), shelving, sinks, and other such items. Licensee will also be responsible for any non-standard walls, wall coverings, ceilings, lighting and electrical within the department.


RELOCATED DEPARTMENT
--------------------

        If a department is required to relocate by Sears or if Licensee requests (and Sears agrees) that the department be relocated, the financial responsibilities for the relocation will be the same as for a New Department with the following exceptions.

        1. Sears will absorb **** percent (****%) of the un-depreciated cost of furniture and fixtures that cannot be used in the new location. A five year straight line method of depreciation will be used to determine the un-depreciated cost.


REMODELED DEPARTMENT
--------------------

        Licensee shall at its sole expense remodel the department at the same time Sears remodels the Designated Sears Store.




**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF
     THIS EXHIBIT, AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             LOCATION RIDER APPROVAL

                        GIFT CENTERS AND KEY DEPARTMENTS

                   FINITE #195015 & 195086 & 195115 & 195215

        THIS LOCATION APPROVAL RIDER is made and entered into as of December 19, 1996, by and between SEARS, ROEBUCK AND CO., a New York corporation, (hereinafter called "Sears") and COLE GIFT CENTERS, INC. (hereinafter called "Licensee").

        Reference is made to the License Agreement, entered into on the 16th day of March, 1995, ("License Agreement") by and between Sears and Licensee wherein Sears licenses Licensee to have the privilege of conducting and operating, and Licensee agrees to operate, pursuant to the terms, provisions and conditions contained in the License Agreement, a licensed business for gift centers and/or key departments (hereinafter referred to as "Licensed Business"), at locations in those Sears stores designated by Location Riders.

        Sears and Licensee hereby agree that the following concession location(s) are approved:

REGION    DIST.   STORE   LOCATION
------    -----   -----   --------
See Attached List

        The License Agreement, as so amended, is hereby ratified and confirmed including any mutual rights of termination.

        IN WITNESS WHEREOF, Sears and Licensee have signed this Location Approval Rider as of the above date by their duly authorized officers or agents.


                                           SEARS, ROEBUCK AND CO.



                                           By
                                               --------------------------------
                                               Vice President & General Manager
                                               Licensed Businesses



                                           COLE GIFT CENTERS, INC.



                                           By   /s/ Suzanne Sutter
                                               --------------------------------
                                               President
                                                                Suzanne Sutter

                              COLE GIFT LOCATIONS

REGION        DIST          STORE         LOCATION              STATE
------        ----          -----         --------              -----
SW            241           1158          HONOLULU              HI
NW            243           1009          SEATTLE               WA
NW            243           1059          SEATTLE/AURORA        WA
NW            243           1069          REDMOND               WA
NW            243           1099          FEDERAL WAY           WA
NW            243           1109          LYNNWOOD              WA
NW            243           1129          TACOMA                WA
NW            243           1139          TUKWILA               WA
NW            243           2309          SILVERDALE            WA
NW            244           1079          PORTLAND              OR
SW            245           1208          FRESNO                CA
SW            245           1228          SACRAMENTO/ARDEN      CA
SW            245           1288          STOCKTON              CA
SW            245           1318          BAKERSFIELD           CA
SW            245           1408          SACRAMENTO            CA
SW            245           1538          CITRUS HEIGHTS        CA
SW            245           1618          MODESTO               CA
SW            245           1978          RENO                  NV
SW            245           2138          SANTA BARBARA         CA
SW            246           1019          PLEASANTON            CA
SW            246           1039          OAKLAND CA
SW            246           1199          SAN MATEO             CA
SW            246           1238          MOUNTAIN VIEW         CA
SW            246           1248          HAYWARD               CA
SW            246           1368          CONCORD               CA
SW            246           1468          CUPERTINO             CA
SW            246           1478          SAN BRUNO             CA
SW            246           1488          EASTRIDGE/SAN JOSE    CA
SW            246           1658          SANTA ROSA            CA
SW            246           1688          SALINAS               CA
SW            246           1958          SAN JOSE              CA
SW            246           2308          SANTA CRUZ            CA
SW            247           1298          RIVERSIDE             CA
SW            247           1328          LAS VEGAS             NV
SW            247           1358          CHULA VISTA           CA
SW            247           1398          SAN BERNARDINO        CA
SW            247           1438          EL CAJON              CA
SW            247           1648          NORTH SAN DIEGO       CA
SW            247           1668          LAS VEGAS MEADOWS     NV
SW            247           1678          CARLSBAD              CA

SW            247           1758          ESCONDIDO             CA
SW            247           1868          MORENO VALLEY         CA
SW            248           1008          LOS ANGELES/BOYLE     CA
SW            248           1018          BALDWIN/LOS ANGELES   CA
SW            248           1048          PASADENA              CA
SW            248           1068          PALMDALE              CA
SW            248           1088          GLENDALE              CA
SW            248           1168          LOS ANGELES VALLEY    CA
SW            248           1178          SANTA MONICA          CA
SW            248           1179          CANOGA PARK           CA
SW            248           1189          WEST COVINA           CA
SW            248           1209          LONG BEACH            CA
SW            248           1268          BUENA PARK            CA
SW            248           1278          TORRANCE              CA
SW            248           1309          DOWNEY                CA
SW            248           1378          ORANGE                CA
SW            248           1388          COSTA MESA            CA
SW            248           1448          OXNARD                CA
SW            248           1508          NORTHRIDGE            CA
SW            248           1518          CERRITOS              CA
SW            248           1548          LAGUNA HILLS          CA
SW            248           1568          CARSON                CA
SW            248           1598          CITY OF INDUSTRY      CA
SW            248           1608          WESTMINSTER           CA
SW            248           1638          BREA                  CA
SW            248           1748          MONTCLAIR             CA
SW            248           1838          BURBANK               CA
SW            248           2318          THOUSAND OAKS         CA
NW            249           1029          SPOKANE               WA
NW            249           1118          SALT LAKE CITY        UT
NW            249           1558          MURRAY                UT
NW            249           1718          OGDEN                 UT
NW            250           1031          DENVER/CHERRY CREEK   CO
NW            250           1071          DENVER/WESTLAND       CO
NW            250           1141          AURORA                CO
NW            250           1221          COLORADO SPRINGS      CO
NW            250           1271          DENVER/SOUTHWEST      CO
SW            251           1078          EAST MESA             AZ
SW            251           1287          ALBUQUERQUE           NM
SW            251           1317          EL PASO               TX
SW            251           1338          TUCSON                AZ
SW            251           1458          SCOTTSDALE            AZ
SW            251           1588          PHOENIX               AZ
SW            251           1628          MESA                  AZ

NW            252           1032          BROOKLYN CENTER             MN
NW            252           1040          EAU CLAIRE                  WI
NW            252           1052          SAINT PAUL                  MN
NW            252           1112          MINNETONKA                  MN
NW            252           1122          MAPLEWOOD                   MN
NW            252           1132          BURNSVILLE                  MN
NW            252           1142          EDEN PRAIRIE                MN
NW            252           1722          BLOOMINGTON                 MN
NW            252           2082          FARGO                       ND
NW            252           2500          DULUTH                      MN
CN            253           1012          DES MOINES                  IA
CN            253           1041          OMAHA                       NE
CN            253           1072          WATERLOO                    IA
CN            253           2191          LINCOLN                     NE
CN            253           2212          CEDAR RAPIDS                IA
CN            254           1101          OVERLAND PARK               KS
CN            254           1161          WICHITA                     KS
CN            254           2131          SALINA                      KS
SC            255           1211          OKLAHOMA CITY               OK
SC            255           1247          LUBBOCK                     TX
SC            255           1261          MIDWEST CITY                OK
SC            255           2177          WICHITA FALLS               TX
SC            256           1097          SAN ANTONIO                 TX
SC            256           1137          AUSTIN/HANCOCK              TX
SC            256           1167          SAN ANTONIO/CENTRAL PARK    TX
SC            256           1217          CORPUS CHRISTI              TX
SC            256           1277          SAN ANTONIO/INGRAM PARK     TX
SC            256           1307          ABILENE                     TX
SC            256           1357          AUSTIN/BARTON CREEK         TX
SC            256           1397          ODESSA                      TX
SC            256           1427          SAN ANTONIO/ROLLING OAKS    TX
SC            256           2507          McALLEN                     TX
SC            257           1057          DALLAS/VALLEY VIEW          TX
SC            257           1076          LEWISVILLE                  TX
SC            257           1077          SHREVEPORT                  LA
SC            257           1117          FORT WORTH                  TX
SC            257           1177          ARLINGTON                   TX
SC            257           1187          MESQUITE                    TX
SC            257           1207          RICHARDSON                  TX
SC            257           1227          DALLAS/REDBIRD              TX
SC            257           1267          FORT WORTH                  TX
SC            257           1297          HURST                       TX
SC            257           1337          PLANO                       TX
SC            257           2147          IRVING                      TX

SC            258           1017          HOUSTON                       TX
SC            258           1067          HOUSTON/MEMORIAL              TX
SC            258           1107          PASADENA                      TX
SC            258           1127          HOUSTON/SHEPHERD              TX
SC            258           1197          HOUSTON/WESTWOOD              TX
SC            258           1237          HOUSTON/GREENSPOINT           TX
SC            258           1257          HOUSTON/BAYBROOK              TX
SC            258           1327          BAYTOWN                       TX
SC            258           1377          HOUSTON/WILLOWBROOK           TX
SC            258           1407          BEAUMONT                      TX
SC            258           1417          HOUSTON/DEERBROOK             TX
SC            258           1457          HOUSTON/WOODLANDS             TX
CN            259           1062          BROOKFIELD                    WI
CN            259           1082          GREENDALE                     WI
CN            259           1102          MILWAUKEE/NORTH RIDGE         WI
CN            259           2990          ROCKFORD/CHERRYVALE           IL
CN            260           1020          CHICAGO/79TH STREET           IL
CN            260           1030          CHICAGO/WESTERN AVENUE        IL
CN            260           1090          CHICAGO/HARLEM                IL
CN            260           1290          NILES/GOLF MILL               IL
CN            260           1300          OAKBROOK                      IL
CN            260           1380          CHICAGO/IRVING PARK           IL
CN            260           1510          CALUMET CITY                  IL
CN            260           1570          SCHAUMBURG                    IL
CN            260           1620          VERNON HILLS                  IL
CN            260           1650          MERRILLVILLE                  IN
CN            260           1660          AURORA/FOX VALLEY             IL
CN            260           1740          JOLIET                        IL
CN            260           1750          ORLAND PARK                   IL
CN            260           1820          WEST DUNDEE                   IL
CN            260           1840          CHICAGO RIDGE                 IL
CN            260           1921          MATTESON                      IL
CN            261           1182          ST. PETERS                    MO
CN            261           1270          SAINT LOUIS/CRESTWOOD         MO
CN            261           1330          EVANSVILLE/WASHINGTON SQ      IN
CN            261           1500          SAINT ANN                     MO
CN            261           1630          FLORISSANT                    MO
CN            261           1640          FAIRVIEW HEIGHTS              IL
CN            261           1690          CHESTERFIELD                  MO
CN            261           1780          SPRINGFIELD                   IL
SC            262           1016          LITTLE ROCK                   AR
SC            262           1026          MEMPHIS/RALEIGH SPRINGS       TN
SC            262           1186          MEMPHIS/POPLAR                TN
SC            262           1206          NORTH LITTLE ROCK             AR

SC            262           1316          NASHVILLE/HICKORY HOLLOW      TN
SC            262           1386          NASHVILLE                     TN
SC            262           2806          MEMPHIS/HICKORY RIDGE         TN
SC            263           1086          BATON ROUGE                   LA
SC            263           1106          JACKSON                       MS
SC            263           1226          NEW ORLEANS/CLEARVIEW         LA
SC            263           1286          GRETNA/OAKWOOD                LA
SC            263           1306          HATTISBURG                    MS
SC            263           1347          LAFAYETTE                     LA
NC            264           1140          GRAND RAPIDS                  MI
NC            264           1170          LANSING                       MI
NC            264           1590          SAGINAW                       MI
NC            264           1800          MISHAWAKA/UNIVERSITY PARK     IN
NC            264           1830          FORT WAYNE/GLENBROOK          MI
NC            265           1100          FLINT                         MI
NC            265           1180          PONTIAC                       MI
NC            265           1220          TOLEDO                        OH
NC            265           1250          LINCOLN PARK                  MI
NC            265           1450          ROSEVILLE                     MI
NC            265           1460          LIVONIA                       MI
NC            265           1490          TROY                          MI
NC            265           1700          DEARBORN                      MI
NC            265           1720          STERLING HEIGHTS              MI
NC            265           1760          NOVI                          MI
CN            266           1470          GREENWOOD                     IN
CN            266           1540          LAFAYETTE                     IN
                                          SQUARE/INDIANAPOLIS
CN            266           1580          LEXINGTON                     KY
CN            266           1600          INDIANAPOLIS/CASTLETON        IN
                                          SQUARE
CN            266           1790          LOUISVILLE/OKOLONA            KY
CN            266           1850          LOUISVILLE/OXMOOR             KY
CN            266           1980          LAFAYETTE                     IN
CN            266           2160          CLARKSVILLE                   IN
CN            267           1202          BEAVER CREEK/DAYTON           OH
CN            267           1280          SPRINGDALE                    OH
CN            267           1370          COLUMBUS/EASTLAND             OH
CN            267           1440          COLUMBUS/NORTHLAND            OH
CN            267           1560          DAYTON MALL                   OH
CN            267           1610          CINCINNATI/NORTHGATE          OH
CN            267           1730          FLORENCE                      KY
CN            267           1810          CINCINNATI/EASTGATE           OH
SE            268           1115          HAMILTON PL.                  TN
                                          MALLI CHATTANOOGA

SE            268           1185          ASHEVILLE                     NC
SE            268           1315          CHATTANOOGA/NORTHGATE         TN
SE            268           1395          KNOXVILLE/WEST TOWN           TN
SE            268           1675          KNOXVILLE/EAST TOWN           TN
SE            268           1804          BARBOURSVILLE                 WV
SE            268           1954          CHARLESTON                    WV
SE            268           2265          JOHNSON CITY                  TN
SE            268           2825          KINGSPORT                     TN
SC            269           1096          PENSACOLA                     FL
SC            269           1126          MONTGOMERY                    AL
SE            269           1136          BIRMINGHAM                    AL
SC            269           1266          BIRMINGHAM EAST/CENTURY       AL
                                          PLAZA
SC            269           2056          FORT WALTON BEACH             FL
SC            269           2166          HUNTSVILLE                    AL
SC            269           2805          PANAMA CITY                   FL
SE            270           1145          COLUMBUS                      GA
SE            270           1155          ATLANTA/COBB/KENNESAW         GA
SE            270           1275          ATLANTA/NORTHLAKE             GA
SE            270           1385          ATLANTA/CUMBERLAND MALL       GA
SE            270           1435          MACON                         GA
SE            270           1565          ATLANTA/SOUTHLAKE             GA
SE            270           1685          ATLANTA/GWINNETT PL           GA
SE            270           1695          ALPHARETTA                    GA
NC            271           1051          STRONGSVILLE                  OH
NC            271           1310          ELYRIA                        OH
NC            271           1350          MENTOR                        OH
NC            271           1410          CANTON                        OH
NC            271           143?          MIDDLEBURG HEIGHTS            OH
NC            271           1474          YOUNGSTOWN                    OH
NC            271           1520          AKRON/CHAPEL HILL             OH
NC            271           1530          RICHMOND HEIGHTS              OH
NC            271           1670          ROLLING ACRES/AKRON           OH
NC            271           1710          NORTH OLMSTED                 OH
NC            271           1770          NORTH RANDALL                 OH
NC            272           1504          WILLIAMSVILLE                 NY
NC            272           1694          ERIE                          PA
NC            272           1984          HAMBURG/BUFFALO               NY
NC            272           2134          BUFFALO/WALDEN                NY
NC            272           2744          HORSEHEADS/ELMIRA             NY
NC            273           1034          ROSS PARK/PITTSBURGH          PA
NC            273           1334          PITTSBURGH/SOUTH HILLS        PA
NC            273           1344          PITTSBURGH/PENN CENTER        PA
NC            273           1594          MONACA                        PA

NC            273           1714          GREENSBURG                    PA
NC            273           1824          WEST MIFFLIN                  PA
SE            274           1025          DANVILLE                      VA
SE            274           1245          CHARLOTTE/SOUTHPARK           NC
SE            274           1335          GREENSBORO                    NC
SE            274           1375          WINSTON/SALEM                 NC
SE            274           1515          CHARLOTTE/EASTLAND            NC
SE            274           1545          SPARTANBURG                   SC
SE            274           1595          GREENVILLE                    SC
SE            274           1974          ROANOKE                       VA
SE            274           2105          BURLINGTON                    NC
SE            275           1035          AUGUSTA                       GA
SE            275           1066          JACKSONVILLE/AVENUES          FL
SE            275           1305          SAVANNAH                      GA
SE            275           1325          CHARLESTON                    SC
                                          HEIGHTS/NORTHWOODS
SE            275           1455          WILMINGTON                    NC
SE            275           1485          JACKSONVILLE/ORANGE PARK      FL
SE            275           1525          COLUMBIA                      SC
SE            275           1585          TALLAHASSEE                   FL
SE            275           1635          JACKSONVILLE                  FL
SE            275           1665          GAINESVILLE                   FL
SE            275           2815          ALBANY                        GA
SE            275           2855          CHARLESTON                    SC
SE            276           1005          LAKE WALES                    FL
SE            276           1006          OCALA                         FL
SE            276           1007          BRANDON                       FL
SE            276           1075          DAYTONA BEACH                 FL
SE            276           1175          MERRITT ISLAND                FL
SE            276           1225          ORLANDO/COLONIAL              FL
SE            276           1285          ORLANDO/SOUTH                 FL
SE            276           1295          SAINT PETERSBURG              FL
SE            276           1355          ALTAMONTE SPRINGS             FL
SE            276           1415          NORTH CLEARWATER              FL
SE            276           1465          TAMPA/UNIVERSITY MALL         FL
SE            276           1495          FORT MYERS                    FL
SE            276           1505          TAMPA BAY CENTER              FL
SE            276           1625          SARASOTA                      FL
SE            276           1955          LAKELAND                      FL
SE            276           2885          PORT RICHEY                   FL
SE            277           1055          CORAL SPRINGS                 FL
SE            277           1125          MIAMI/CORAL GABLES            FL
SE            277           1195          FT. LAUDERDALE                FL
SE            277           1205          POMPANO BEACH                 FL

SE            277           1345          MIAMI/WESTLAND/HIALEAH        FL
SE            277           1365          MIAMI/CUTLER RIDGE            FL
SE            277           1535          PLANTATION                    FL
SE            277           1645          BOCA RATON                    FL
SE            277           1655          MIAMI/AVENTURA                FL
SE            277           1705          WEST PALM BEACH               FL
SE            277           1715          MIAMI/INTERNATIONAL           FL
SE            277           1765          PALM BEACH GARDENS            FL
SE            277           1775          PEMBROKE PINES                FL
NC            279           1154          ALLENTOWN/WHITEHALL           PA
NC            279           1353          DEWITT/SYRACUSE               NY
NC            279           1534          SCRANTON                      PA
NC            279           1623          SYRACUSE/CLAY                 NY
NC            279           1784          JOHNSON CITY                  NY
NC            279           2074          STROUDSBURG                   PA
NC            279           2473          AUBURN                        NY
NC            279           2603          NEW HARTFORD                  NY
NC            279           2644          MUNCY                         PA
NC            279           2683          WATERTOWN                     NY
NE            280           1013          GLEN BURNIE                   MD
NE            280           1224          HARRISBURG                    PA
NE            280           1634          BALTIMORE/WEST                MD
NE            280           1644          LANCASTER                     PA
NE            280           1854          PARKVILLE                     MD
NE            280           1864          HUNT VALLEY/COCKEYSVILLE      MD
NE            281           1074          WALDORF                       MD
NE            281           1284          ALEXANDRIA                    VA
NE            281           1304          WHITE OAK/SILVER SPRINGS      MD
NE            281           1424          BETHESDA                      MD
NE            281           1604          LANDOVER                      MD
NE            281           1754          GAITHERSBURG                  MD
NE            281           1773          SALISBURY                     MD
NE            281           1814          FAIR OAKS/FAIRFAX             VA
NE            281           1844          COLUMBIA                      MD
NE            281           2664          FREDERICK                     MD
SE            282           1045          DURHAM                        NC
SE            282           1065          GLEN ALLEN                    VA
SE            282           1135          RICHMOND/CLOVER LEAF          VA
SE            282           1265          VIRGINIA BEACH                VA
SE            282           1274          RICHMOND                      VA
SE            282           1405          FAYETTEVILLE                  NC
SE            282           1445          RICHMOND/REGENCY SQUARE       VA
SE            282           1575          HAMPTON                       VA
SE            282           1615          CHESAPEAKE                    VA

SE            282           1805          RALEIGH                     NC
SE            282           2225          GOLDSBORO                   NC
SE            282           2635          ROCKYMOUNT                  NC
SE            282           2755          JACKSONVILLE                NC
NC            283           1093          SPRINGFIELD                 MA
NC            283           1103          ALBANY                      NY
NC            283           1113          ORANGE                      CT
NC            283           1183          WATERBURY                   CT
NC            283           1193          WATERFORD                   CT
NC            283           1273          HOLYOKE                     MA
NC            283           1303          DANBURY                     CT
NC            283           1333          POUGHKEEPSIE                NY
NC            283           1443          MANCHESTER                  CT
NC            283           2343          LANESBORO/PITTSFIELD        MA
NC            283           2353          KINGSTON                    NY
NE            284           1003          SALEM                       NH
NE            284           1313          NASHUA                      NH
NE            284           2183          SOUTH PORTLAND              ME
NE            284           2443          MANCHESTER                  NH
NE            284           2583          BANGOR                      ME
NE            284           2663          PORTSMOUTH                  NH
NE            285           1033          NORTH ATTLEBORO             MA
NE            285           1053          SAUGUS                      MA
NE            285           1083          WARWICK                     RI
NE            285           1123          DEDHAM                      MA
NE            285           1133          LEOMINSTER                  MA
NE            285           1163          BURLINGTON                  MA
NE            285           1213          AUBURN                      MA
NE            285           1253          PEABODY                     MA
NE            285           1283          BRAINTREE                   MA
NE            285           1343          CAMBRIDGE                   MA
NE            285           1403          NATICK                      MA
NE            285           2233          BROCKTON                    MA
NE            286           1114          BROOKLYN                    NY
NE            286           1264          HICKSVILLE                  NY
NE            286           1324          BAY SHORE                   NY
NE            286           1364          LAKE GROVE                  NY
NE            286           1404          MASSAPEQUA                  NY
NE            286           1444          WHITE PLAINS                NY
NE            286           1794          EAST NORTHPORT              NY
NE            286           1924          VALLEY STREAM               NY
NE            286           1944          YORKTOWN HEIGHTS            NY
NE            286           2933          NEW HYDE PARK               NY
NE            287           1064          LANGHORNE/OXFORD VALLEY     PA

NE            287           1084          PHILADELPHIA/COTTMAN        PA
                                          AVENUE
NE            287           1174          UPPER DARBY                 PA
NE            287           1254          WILMINGTON/PRICES CORNER    DE
NE            287           1354          WILLOW GROVE                PA
NE            287           1454          CORNWELLS HEIGHTS           PA
NE            287           1464          DEPTFORD                    NJ
NE            287           1484          READING                     PA
NE            287           1494          MOORESTOWN                  NJ
NE            287           1554          MAYS LANDING/HAMILTON       NJ
NE            287           1654          MEDIA                       PA
NE            287           1734          LAWRENCEVILLE               NJ
NE            287           1834          NORTH WALES                 PA
NE            287           1853          CONCORD MALL                DE
NE            287           1884          KING OF PRUSSIA             PA
NE            287           2374          VINELAND                    NJ
NE            287           2484          POTTSTOWN                   PA
NE            288           1044          JERSEY CITY/NEWPORT         NJ
NE            288           1094          HACKENSACK                  NJ
NE            288           1204          FREEHOLD                    NJ
NE            288           1294          WATCHUNG                    NJ
NE            288           1314          NEW BRUNSWICK               NJ
NE            288           1323          MIDDLETOWN                  NY
NE            288           1414          NANUET                      NY
NE            288           1434          WAYNE                       NJ
NE            288           1574          MIDDLETOWN                  NJ

                            LOCATION RIDER APPROVAL


                               OUTSIDE KEY SHOPS

                                 FINITE #195080

        THIS LOCATION APPROVAL RIDER is made and entered into as of December 6, 1996, by and between SEARS, ROEBUCK AND CO., a New York corporation, (hereinafter called "Sears") and COLE GIFT CENTERS, INC. (hereinafter called "Licensee").

        Reference is made to the License Agreement, entered into on the 16th day of March, 1995, ("License Agreement") by and between Sears and Licensee wherein Sears licenses Licensee to have the privilege of conducting and operating, and Licensee agrees to operate, pursuant to the terms, provisions and conditions contained in the License Agreement, a licensed business for gift centers and/or key departments (hereinafter referred to as "Licensed Business"), at locations in those Sears stores designated by Location Riders.

        Sears and Licensee hereby agree that the following concession location(s) are approved:

REGION       DIST.    STORE     LOCATION
------       -----    -----     --------
See Attached List

        The License Agreement, as so amended, is hereby ratified and confirmed including any mutual rights of termination.

        IN WITNESS WHEREOF, Sears and Licensee have signed this Location Approval Rider as of the above date by their duly authorized officers or agents.


                                           SEARS, ROEBUCK AND CO.



                                           By
                                              ----------------------------------
                                              Vice President & General Manager
                                              Licensed Businesses


                                           COLE  GIFT CENTERS, INC.


                                           By  /s/ Suzanne Sutter
                                              ----------------------------------
                                                President       Suzanne Sutter

                 OUTSIDE KEY SHOP LOCATIONS

REGION      DIST        STORE       LOCATION             STATE
------      ----        -----       --------             -----
SC          262         1016        LITTLE ROCK             AR
SC          255         1021        TULSA/YALE              OK
NW          250         1031        DENVER/CHERRY CREEK     CO
SC          257         1057        DALLAS/VALLEY VIEW      TX
NW          243         1059        SEATTLE/AURORA          WA
CN          259         1062        BROOKFIELD              WI
SC          258         1067        HOUSTON/MEMORIAL        TX
NW          250         1071        DENVER/WESTLAND/
                                    LAKEWOOD                CO
NE          288         1094        HACKENSACK              NJ
SC          258         1107        PASADENA                TX
NW          250         1111        COLORADO SPRINGS        CO
NW          249         1118        SALT LAKE CITY          UT
SC          258         1127        HOUSTON/SHEPHERD        TX
NC          264         1140        GRAND RAPIDS            MI
NE          285         1163        BURLINGTON              MA
SC          256         1167        SAN ANTONIO/
                                    CENTRAL PARK            TX
NC          264         1170        LANSING                 MI
NC          265         1220        TOLEDO                  OH
NE          280         1224        HARRISBURG              PA
SE          282         1265        VIRGINIA BEACH          VA
SW          248         1268        BUENA PARK              CA
SW          251         1287        ALBUQUERQUE             NM
NC          271         1310        ELYRIA                  OH
SW          245         1318        BAKERSFIELD             CA
SW          247         1328        LAS VEGAS               NV
SW          251         1338        TUCSON                  AZ
SW          246         1368        CONCORD                 CA
CN          267         1370        COLUMBUS/EASTLAND       OH
SW          248         1378        ORANGE                  CA
CN          260         1380        CHICAGO/IRVING PARK     IL
NE          281         1424        BETHESDA                MD
NC          271         1430        MIDDLEBURG HEIGHTS      OH
CN          267         1440        COLUMBUS/NORTHLAND      OH
NC          265         1490        TROY                    MI
NC          271         1520        AKRON/CHAPEL HILL       OH
NC          264         1830        FORT WAYNE/GLENBROOK    MI
NC          271         1474        YOUNGSTOWN              OH
NW          249         2118        PROVO                   UT
NW          250         2281        PUEBLO                  CO

                   AGREEMENT TO AMEND EXTEND LICENSE AGREEMENT

               Finite #195015 & 195086 & 195115 & 195215 & 195080

                  THIS AGREEMENT is made as of the January 9, 1997, by and between SEARS, ROEBUCK AND CO., a New York corporation (herein called "Sears"), and COLE GIFTS CENTERS, INC., a Delaware corporation ("Licensee").

                  Reference is made to the License Agreement dated the 16th day of March, 1995, by and between Sears and Licensee, wherein Sears licensed to Licensee a certain area in the Sears retail stores designated in Location Riders.

                  The License Agreement, as the same may heretofore have been extended, amended, modified and/or supplemented, is referred to hereinafter as the "License".

Whereas, the parties desire to extend the Term of the License and to amend the License, Sears and Licensee agree as follows:

                  1. The Term of said License shall be and hereby is extended until December 31, 1998.

                  2. The Sears commission for sales made under the License between 12/29/96 through 12/27/97 ("Sears 1997 Fiscal Year") shall be per the terms of Exhibit E attached hereto and hereafter made a part of the License.

                  The License Agreement, as so amended, is hereby ratified and confirmed, including any mutual rights of termination.

                  IN WITNESS WHEREOF, the parties have signed this Agreement to Amend and Extend License Agreement as of the above date by their duly authorized officer or agents.

                                       SEARS, ROEBUCK AND CO.

                                       By:
                                          --------------------------------------
                                          Vice President and General Manager
                                          Licensed Businesses



                                       COLE GIFT CENTERS, INC.

                                       By: /s/ Suzanne Sutter
                                          --------------------------------------
                                          President

                                    EXHIBIT E
                                    ---------

                            1997 COMMISSION SCHEDULE

The following Commission Rates shall be applicable to the portion of Net Sales within the described Sales Range:

             Sales Range                         Commission Rate
             -----------                         ---------------

                 ****                                 ****%

                 ****                                 ****%

                 ****                                 ****%

                 ****                                 ****%

                 ****                                 ****%

                 ****                                 ****%



Commission rates shall be calculated per department. Sears Commissions shall be deducted at the rate of **** percent (****%) of Net Sales and will be adjusted at the end of each Sears fiscal quarter per the above schedule. Sears Commission adjustments due either party will be made on the next regularly scheduled settlement.


**** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF
     THIS EXHIBIT, AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.